ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated October 4, 2021 to the

Prospectus and Statement of Additional Information of each Fund,

each dated April 30, 2021, as amended

Focus Acquisition of Ancora

As announced by Ancora Trust on September 1, 2021, Ancora Holdings Inc., the parent company of Ancora Advisors LLC (“Ancora Advisors”), the investment adviser to the Funds, agreed to be acquired by Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms (the “Transaction”).  The Transaction closed on October 1, 2021.  The closing of the Transaction resulted in a change of control of Ancora Advisors (the “Change of Control”).  Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between Ancora Advisors and each of the Funds (the “Advisory Agreement”) contained a provision that the Advisory Agreement would automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Change of Control caused an assignment of the Advisory Agreement and resulted in the automatic termination of the Advisory Agreement.

Interim Advisory Agreement

The Transaction is not expected to result in any material change in the day-to-day management of the Funds.  At a meeting on September 15, 2021 (prior to the Change of Control), the Board of Trustees of the Funds (the “Board”) unanimously approved an interim investment advisory agreement with Ancora Advisors (the “Interim Advisory Agreement”) with respect to each of the Funds to take effect immediately upon the closing of the Transaction. In reliance upon applicable rules under the 1940 Act, Ancora Advisors is permitted to provide investment advisory services to the Funds under the Interim Advisory Agreement for up to 150 days following the closing of the Transaction, and may do so without having received the prior approval of shareholders of the Funds. The Interim Advisory Agreement has identical advisory fees for each of the Funds and has substantially similar terms and conditions to the prior Advisory Agreement.  The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of each Fund approve the New Advisory Agreement (defined below).  Should a Fund’s shareholders not approve the New Advisory Agreement with respect to a Fund prior to the expiration of the 150-day term of the Interim Advisory Agreement, the Board will

{9858217: }

consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under such circumstances.

New Advisory Agreement

At its meeting on September 15, 2001, the Board also unanimously approved a new investment advisory agreement with Ancora Advisors (the “New Advisory Agreement”) with respect to each of the Funds.  The New Advisory Agreement also must be approved by shareholders of each Fund at a special meeting of shareholders, anticipated to be held on November 23, 2021 (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreement.  The New Advisory Agreement will have identicaladvisory fees for each of the Funds and substantially similar terms and conditions to the prior Advisory Agreement.  Under the Interim Advisory Agreement and the New Advisory Agreement, there will not be any changes to the Funds’ respective investment objectives,policies, or principal investment strategies.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote to avoid the additional expense to the Funds of any future solicitations.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.

{9858217: }